UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 28, 2009

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
     To the extent required by Item 1.01 of Form 8-K, the information contained in Item 2.03 of this Current Report is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
     As previously disclosed, WebMD Health Corp. holds investments in certain auction rate securities (ARS) backed by student loans. In May 2008, WebMD entered into a non-recourse credit facility (the “2008 Credit Facility”) with an affiliate of Citigroup secured by WebMD’s ARS holdings (including, in some circumstances, interest payable on the ARS holdings), that allowed WebMD to borrow up to 75% of the face amount of the ARS holdings pledged as collateral. The description of the 2008 Credit Facility in Note 16 to the Consolidated Financial Statements included in WebMD’s Annual Report on Form 10-K for the year ended December 31, 2008 is, pursuant to General Instruction B.3 of Form 8-K, incorporated by reference herein. No borrowings were made under the 2008 Credit Facility.
     On April 28, 2009, WebMD entered into an amended and restated credit facility with an affiliate of Citigroup (the “2009 Credit Facility”), replacing the 2008 Credit Facility. The 2009 Credit Facility is secured by WebMD’s ARS holdings (including, in some circumstances, interest payable on the ARS holdings). The 2009 Credit Facility is governed by an amended and restated loan agreement containing customary representations and warranties of WebMD and certain affirmative covenants and negative covenants relating to the pledged collateral. Under the loan agreement, WebMD and the lender may, in certain circumstances, cause the pledged collateral to be sold, with the proceeds of any such sale required to be applied in full immediately to repayment of amounts borrowed. Loan proceeds may be used for general working capital purposes or other lawful business purposes of WebMD (including repurchases of its own securities), but not for purposes of buying, trading or carrying other securities. The other material terms of the 2009 Credit Facility are substantially the same as the 2008 Credit Facility, except as follows:
•	the maximum that can be borrowed by WebMD under the 2009 Credit Facility is $123,075,000 (an amount equal to 75% of the face amount of WebMD’s current ARS holdings);

•	the interest rate applicable to borrowings under the 2009 Credit Facility will be the Open Federal Funds Rate plus 3.95%; and

•	WebMD can make borrowings under the 2009 Credit Facility until April 27, 2010.
No borrowings have been made under the 2009 Credit Facility to date. Any borrowings outstanding under the 2009 Credit Facility after February 26, 2010 become demand loans, subject to 60 days notice, with recourse only to the pledged collateral.
     HLTH Corporation, which owns approximately 83% of the outstanding common stock of WebMD, has also entered into a new credit facility with Citigroup (replacing its existing one), on substantially the same terms as WebMD’s 2009 Credit Facility, with the maximum amount that can be borrowed under HLTH’s new credit facility being $142,575,000. No borrowings have been made under HLTH’s new credit facility.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: May 4, 2009	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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